UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under Rule 14a-12

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
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This Schedule 14A filing consists of the following communication relating to the proposed acquisition of Harman International Industries, Incorporated (“HARMAN”) pursuant to the terms of the Agreement and Plan of Merger, dated as of November 14, 2016, by and among HARMAN, Samsung Electronics Co., Ltd. (“Samsung”), Samsung Electronics America, Inc. and Silk Delaware, Inc.:

1.	Letter to Employees from Young Sohn, Samsung’s President and Chief Strategy Officer

December 6, 2016

Dear HARMAN employees,

Since Samsung and HARMAN announced our combination three weeks ago, Dinesh and I have visited a number of HARMAN facilities and met several HARMAN customers. On November 21, Dinesh visited Korea and met with Samsung’s top management to share many thoughts from the HARMAN perspective about the future. Following those meetings, I wanted to write you to say that we are even more excited than ever about what we can all achieve. Everyone we have spoken to appreciates the logic behind combining our companies and understands how – together – we can grow faster and better meet our customers’ needs.

Having met with many HARMAN employees, I am even more impressed with the caliber of your talent and sense of teamwork, and I am really looking forward to working with you all once the transaction has been completed. Of course, in any transaction such as this, there are questions about how we will manage the integration and what it will be like being part of the Samsung family, so I wanted to take this opportunity to address those questions and reaffirm my view that this combination will create significant opportunities for HARMAN employees and customers.

First, let me say that HARMAN’s industry-leading team, and the strong winning culture you have built is one of the major reasons we are attracted to HARMAN – and we do not intend to change that. This transaction is about growth. HARMAN will operate as a standalone company led by the same excellent leadership team you have now, and we want you to continue on your current path. HARMAN’s name and its brands will remain unchanged. As we move forward, Samsung and HARMAN will discuss together new business and growth opportunities and how to pursue them.

Second, I understand that there could be some concerns about combining the organizational cultures of the two companies. Samsung will keep HARMAN’s culture and current organization structure. I firmly believe that both companies have similar cultures that focus on speed, innovation, leading-edge technologies, execution and customer focus, and we want to keep that as it is. As such, Samsung will consistently listen to your voices.

Third, Samsung has no plans to change the make-up of the organization going forward. In this regard, we do not anticipate that any offices will be combined/changed/relocated globally except in the ordinary course of business of HARMAN. The employees will continue to report to the same supervisor. There will be no changes to your job responsibilities as a result of this transaction or to your performance management system except in the ordinary course of business of HARMAN.

Fourth, Samsung is a leading global company with compensation and benefits systems that are very similar to HARMAN’s, and Samsung understands HARMAN’s current system very well. Therefore, we have no plans to change your compensation, benefit systems and pay structure after closing. After the transaction is completed, new issuances of HARMAN’s equity-based awards (e.g., RSUs, Stock Options, etc.) would be replaced by cash-based ones, which we expect will be equivalent or comparable to current ones. Samsung and HARMAN management are working to finalize the new plan for post-closing awards in the near future.

Finally, Dinesh and I share a passion for transparency and open communications. Both Samsung and HARMAN’s management teams will continue to listen to your opinions and issues and will share formal communications for preparing closing and post-closing operations. In addition, Samsung will work with HARMAN’s management team to create a communication process so we can hear from you, as well as keep you informed of our progress.

The HARMAN customers I have spoken to definitely see the potential of this combination and look forward to HARMAN being able to access Samsung’s global scale, R&D capabilities and resources. We expect this will enable us to accelerate innovation and drive faster, greater growth across all four businesses in the automotive, consumer, and professional end markets. We are confident that, together, we can drive even greater growth and success for our company, our employees and our customers, and together we will also enable professional growth opportunities for HARMAN employees.

Of course the transaction is subject to approval by regulators and HARMAN shareholders, so until it closes, which we expect will be mid-2017, HARMAN and Samsung remain separate companies and we must all continue to focus on business as usual.

I am very much looking forward to working with all of you and wish you all the very best for the upcoming holiday season.

Yours sincerely,

/s/ Young Sohn

Young Sohn

President and Chief Strategy Officer

Samsung Electronics

Additional Information and Where to Find It

In connection with the proposed transaction, HARMAN will file with the Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, HARMAN’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN

ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. HARMAN investors and security holders may obtain a free copy of the proxy statement and other documents that HARMAN files with the SEC (when available) from the SEC’s website at www.sec.gov and the “Investors” section of www.harman.com. In addition, the proxy statement and other documents filed by HARMAN with the SEC (when available) may be obtained from HARMAN free of charge by writing to HARMAN International Industries, Incorporated, Attention: Corporate Secretary, 400 Atlantic Street, Suite 1500, Stamford, Connecticut 06901, or by calling (203) 328-3500.

Participants in the Solicitation

HARMAN and its directors, executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from HARMAN’s stockholders with respect to the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of such individuals in HARMAN’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016, filed with the SEC on August 11, 2016, and its definitive proxy statement for the 2016 annual meeting of stockholders, filed with the SEC on October 25, 2016. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the “Investors” section of www.harman.com.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed transaction and all other statements in this communication, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. HARMAN may be subject to certain risks during the pendency of the transaction, and may not be able to complete the proposed transaction on the terms described herein or other acceptable terms or at all because of a number of factors, including without limitation (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the failure to obtain the requisite approval of HARMAN’s stockholders or the failure to satisfy the other closing conditions, (3) risks related to disruption of management’s attention from HARMAN’s ongoing business operations due to the pending transaction and (4) the effect of the announcement of the pending transaction on the ability of HARMAN to retain and hire key personnel, maintain relationships with its customers and suppliers, and maintain its operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent HARMAN’s and Samsung’s views as of the date on which such statements were made. HARMAN and Samsung anticipate that subsequent events and developments may cause their respective views to change. However, although HARMAN and Samsung may elect to update these forward-looking statements at some point in the future, each specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the views of HARMAN or Samsung as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of HARMAN are described in the risk factors included in HARMAN filings with the SEC, including HARMAN’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016, which risk factors are incorporated herein by reference.